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                                                                EXHIBIT 10.12

DAIN RAUSCHER 1996 STOCK INCENTIVE PLAN
(as amended through April 27, 1999)

SECTION 1.  PURPOSE.

     The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining management personnel and Non-Employee Directors capable of providing strategic direction to, and assuring the future success of, the Company, to offer such personnel and directors and other employees as determined by the Committee from time to time incentives to put forth maximum efforts for the success of the Company's business and an opportunity to acquire a proprietary interest in the Company, thereby aligning the interests of such personnel and directors with the Company's stockholders.

SECTION 2.  DEFINITIONS.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

     (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

     (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be comprised of not less than such number of directors as shall be required to permit the Plan to satisfy the requirements of Rule 16b-3. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

     (f) "Company" shall mean Dain Rauscher Corporation, a Delaware corporation, and any successor corporation.



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     (g)  "Dividend Equivalent" shall mean any right granted under Section
6(e) of the Plan.

     (h) "Eligible Person" shall mean any employee, officer, consultant or independent contractor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. A Non-Employee Director shall not be an Eligible Person.

     (i) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

     (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares as reported on the New York Stock Exchange on such date or, if such Exchange is not open for trading on such date, on the day closest to such date when such Exchange is open for trading.

     (k) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (l) "Non-Employee Director" shall mean a director who is not also an employee of the Company or an Affiliate.

     (m)  "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

     (n) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

     (o) "Other Stock Grant" shall mean any right granted under Section 6(f) of the Plan.

     (p)  "Other Stock-Based Award" shall mean any right granted under
Section 6(g) of the Plan.

     (q) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

     (r) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

     (s) "Person" shall mean any individual, corporation, partnership, association or trust.

     (t) "Plan" shall mean this Dain Rauscher 1996 Stock Incentive Plan, as amended from time to time.

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     (u)  "Reload Option" shall mean any Option granted under
Section 6(a)(iv) of the Plan.

     (v) "Restricted Stock" shall mean any Share granted under Section 6(c) or Section 7(d) of the Plan.

     (w) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

     (x) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

     (y) "Shares" shall mean shares of Common Stock, $.125 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

     (z)  "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

SECTION 3.  ADMINISTRATION.

     (a) POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee; PROVIDED, HOWEVER, that Section 7 of the Plan shall not be administered by the Committee but rather by the Board of Directors subject to the provisions and restrictions of Section 7. Subject to the express provisions of the Plan and to applicable law, and except with respect to Section 7 of the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any

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Participant, any holder or beneficiary of any Award and any employee of the
Company or any Affiliate.

     (b) DELEGATION. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; PROVIDED, HOWEVER, that the Committee shall not delegate its powers and duties under the Plan
(i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

     (c) POWER AND AUTHORITY OF THE BOARD OF DIRECTORS. Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan with regard to any Person who is not an officer or director of the Company or any Affiliate who is subject to Section 16 of the Exchange Act.

SECTION 4.  SHARES AVAILABLE FOR AWARDS.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 3,000,000. Shares to be issued under the Plan may be either Shares reacquired and held in the treasury or authorized but unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 3,000,000, subject to adjustment as provided in the Plan and Section 422 or 424 of the Code or any successor provision.

     (b) ACCOUNTING FOR AWARDS. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     (c) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award;

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PROVIDED, HOWEVER, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

     (d) AWARD LIMITATIONS UNDER THE PLAN. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Awards is based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 150,000 Shares in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

SECTION 5.  ELIGIBILITY.

  Any Eligible Person, including any Eligible Person who is an officer or director (but not a Non-Employee Director) of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision. Non-Employee Directors shall be eligible to receive Awards of Non-Qualified Stock Options under the Plan only as provided in Section 7 of the Plan.

SECTION 6.  AWARDS.

     (a) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

          (ii) OPTION TERM. The term of each Option shall be fixed by the Committee.

          (iii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

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          (iv)  RELOAD OPTIONS.  The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 or any other applicable law, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) hereof or the relevant provisions of another plan of the Company, and/or when Shares are tendered or forfeited as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company, and may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

     (b) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     (c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which

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   restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          (ii) STOCK CERTIFICATES. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.
   In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

          (iii) FORFEITURE; DELIVERY OF SHARES. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; PROVIDED, HOWEVER, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

     (d) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

     (e) DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant Dividend Equivalents to Participants under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

     (f) OTHER STOCK GRANTS. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan; PROVIDED, HOWEVER, that such grants must comply with Rule 16b-3 and applicable law.

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     (g)  OTHER STOCK-BASED AWARDS.  The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; PROVIDED, HOWEVER, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

     (h) GENERAL. Except as otherwise specified with respect to Awards to Non- Employee Directors pursuant to Section 7 of the Plan:

          (i) NO CASH CONSIDERATION FOR AWARDS . Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER . Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

          (iv) LIMITS ON TRANSFER OF AWARDS. No Award (other than Other Stock Grants and, as hereinafter set forth, Non-Qualified Stock Options) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; PROVIDED, HOWEVER, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. A Participant

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   may transfer a Non-Qualified Stock Option to any "Family Member" (as such term is defined in General Instruction A.5 to Form S-8 (or any successor to such Instruction or such Form)) at any time that such Participant holds such Option; PROVIDED, that, such transfers may not be for value (i.e., the transferor may not receive any consideration therefor) and the Family Member may not make any subsequent transfers otherwise than by will or by the laws of descent and distribution. Each Award (other than Other Stock Grants and Non-Qualified Stock Options) or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (v) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee.

          (vi) RESTRICTIONS; SECURITIES EXCHANGE LISTING. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

SECTION 7.  AWARDS TO NON-EMPLOYEE DIRECTORS.

     (a) ELIGIBILITY. Options shall be granted automatically under the plan to each Non-Employee Director under the terms and conditions contained in this Section 7. The authority of the Committee under this Section 7 shall be limited to ministerial and non-discretionary matters.

     (b) ANNUAL OPTION GRANTS. Each Non-Employee Director shall be granted an Option to purchase 2,000 Shares on the date of each Non-Employee Director's election or reelection to the Board of Directors. The exercise price of each Option shall be equal to 100 percent of the Fair Market Value per Share on the date of grant. Such Options shall be Non-Qualified Stock Options, shall become exercisable six months after the date of grant, and shall terminate on the fifth anniversary of the date of grant, unless previously exercised or terminated. Such Options shall be subject to the terms and conditions of Sections 6(a) and 10 of the Plan and to other standard terms and conditions contained in the form of Non-Qualified Stock Option Agreement used by the Company from time to time.

     (c) EXERCISE OF NON-EMPLOYEE DIRECTOR OPTIONS. Non-Qualified Stock Options granted to Non-Employee Directors may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal executive offices, to the attention of the Company's Secretary. The notice shall state the number of Shares as to

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which the Option is being exercised and be accompanied by payment of the purchase price. A Non-Employee Director may, at such Director's election, pay the purchase price by check payable to the Company, in Shares, or in any combination thereof having a Fair Market Value on the exercise date equal to the applicable exercise price.

     (d) DEFERRAL ELECTION AND RESTRICTED STOCK AWARD. Non-Employee Directors shall not be entitled to make any elections under the terms of this
Section 7(d) after May 6, 1998, and the following terms and conditions of this Section 7(d) shall only continue to apply after such date to shares of Restricted Stock outstanding on April 27, 1999 that were granted hereunder pursuant to irrevocable elections made by Non-Employee Directors prior to May 6, 1998:

          (i) DEFERRAL OF REGULAR CASH COMPENSATION INTO RESTRICTED STOCK. Each Non-Employee Director may irrevocably elect, once per year, to reduce either 50% or 100% of the annual cash retainer (the "Annual Retainer") otherwise payable for services to be rendered by him or her as a director (excluding any additional fees payable for attending any meetings of the Board of Directors or a committee of the Board of Directors, or for serving on a committee of the Board of Directors) for the twelve-month period covered by such Annual Retainer (a "Director Year") and to receive in lieu thereof Shares of Restricted Stock. Any such election (a "Deferral Election") shall be in writing and must be made at least six months before the services are rendered giving rise to such compensation. In consideration for foregoing the Annual Retainer, the amount so deferred by a Non-Employee Director who elects to participate (a "Participating Director") shall be increased by 10% for purposes of determining the number of Shares of Restricted Stock to be awarded to such Participating Director under this Section 7(d).

          (ii) GRANTS OF RESTRICTED STOCK. If any Non-Employee Director makes a Deferral Election for any Director Year, there shall be awarded on the date of the annual meeting for such Director Year (the "Award Date") to such Participating Director a number of Shares of Restricted Stock equal to the Annual Retainer payable for such Director Year (increased by 10% as described in the preceding paragraph (i)) divided by the closing price per share of the Shares on the New York Stock Exchange as reported for the Award Date, which resulting number shall be rounded up to the nearest whole number of Shares.

          (iii) VESTING SCHEDULE.  Restricted Stock granted under this
   Section 7(d) to any Non-Employee Director for any given Deferral Election shall be subject to forfeiture until vested and shall vest in full on the first anniversary of the Award Date.

          (iv) TRANSFER RESTRICTIONS AND FORFEITURE. Except as otherwise set forth in Section 7(d)(v) hereof, the holder of Restricted Stock may not sell, transfer, pledge, subject to lien, assign or otherwise hypothecate such Restricted Stock until the vesting period with respect to such Restricted Stock has lapsed in accordance with the terms of Section 7(d)(v) hereof. Restricted Stock granted hereunder shall be entirely forfeited (but any cash dividends previously paid with respect thereto shall be retained by the Non-Employee Director) in the event that, during a vesting period, the Participating Director ceases to be a director for any reason other than as set forth in Section 7(d)(v) hereof. A breach by a Non-Employee Director of the terms and conditions of the Plan during the vesting period shall cause a forfeiture of all Restricted Stock which has not vested as of the date of such breach.

          (v) LAPSE OF RESTRICTIONS. All restrictions on Restricted Stock issued to a Non-Employee Director shall lapse upon the earliest to occur of the following: (A) the first anniversary of the Award Date with respect to such Restricted Stock; (B) the date of the holder's death or "disability" (as defined below); (C) the date on which the holder retires from the Board of Directors in accordance with the Company's Board retirement policy then in effect; or (D) the tenth day following the date on which a "Change in Control" (as defined below) has occurred. For purposes of the Plan, "disability" shall mean long-term disability as defined in the Company's Profit Sharing Plan or any other plan of the Company then in effect which generally defines disability for its participants.

          For purposes of the Plan, "Change of Control" with respect to the Company shall mean:

               (i) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) that any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than the Company or any of its subsidiaries, or the Dain Rauscher Retirement Plan or any other employee benefit plan of the Company or any of its subsidiaries, or any entity holding shares of Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan, has become the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of 35% or more of the combined voting power of the Company's then outstanding voting securities in a transaction or series of transactions;

               (ii) the Continuing Directors (as hereinafter defined) cease to constitute a majority of the Board of Directors;

               (iii) the stockholders of the Company approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's stock would be converted into cash, securities or other property, other than a merger of the Company in which stockholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger; (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (C) any plan of liquidation or dissolution of the Company; or

               (iv) the majority of the Continuing Directors determine, in their sole and absolute discretion, that there has been a change in control of the Company.

          For purposes of this Plan, "Continuing Director" shall mean any person who is a member of the Board of Directors, while such a person is a member of the Board, who is not an Acquiring Person (as hereinafter defined) or an Affiliate or Associate (as hereinafter defined) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (i) was a member of the Board of Directors on May 1, 1996, or (ii) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors.

          For purposes of this Plan, "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange
   Act) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities, but shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding Shares organized, appointed or established for, or pursuant to the terms of, any such plan; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          (vi) RIGHTS AS A STOCKHOLDER. Restricted Stock shall be represented by a stock certificate registered in the name of the holder as described in Section 6(c)(ii). Except as otherwise provided in this Plan, a Participating Director will have all voting, dividend, liquidation and other rights with respect to Restricted Stock issued to the Participating Director under this Plan as if such Participating Director were a holder of record of unrestricted Shares; provided that, if any dividend is declared and paid by the Company in any form other than cash, such noncash dividend shall be subject to the same vesting schedule, forfeiture terms and transferability restrictions as are applicable to the Restricted Stock on which such dividends were paid.

          (vii) STOCK CERTIFICATES. Any Restricted Stock granted to Non-Employee Directors under this Section 7(d) shall be subject to all of the terms and conditions contained in Section 6(c)(ii) hereof.

          (viii) DISTRIBUTIONS UPON LAPSE OF RESTRICTIONS. Upon the lapsing of the restrictions on any Shares of Restricted Stock, such Shares shall become unrestricted Shares vested in the Participating Director, and any legends regarding the restrictions affixed to the certificates representing such Shares pursuant to this Section 7(d) shall be removed.
   A Participating Director shall be entitled to request delivery of the certificate or certificates representing such unrestricted Shares at any time after such vesting has occurred. The Company shall cause delivery of such certificate or certificates to be made as soon as practicable after the lapsing (in accordance with Section 7(d)(v) hereof) of all restrictions imposed by this Plan for all Restricted Stock issued with respect to a given Deferral Election. An Eligible Director will be entitled to designate a beneficiary to receive the Restricted Stock that has vested upon such Eligible Director's death (assuming such director is a Participating Director at his or her death), and in the event of a Participating Director's death, payment of any amounts due under this Plan will be made to such Participating Director's legal representatives, heirs and legatees.

     (e)  ISSUANCE OF SHARES OR OPTIONS IN LIEU OF DIRECTOR CASH COMPENSATION.

          (i) AUTOMATIC RECEIPT OF SHARES IN LIEU OF ANNUAL RETAINER. One hundred percent (100%) of the annual cash retainer (the "Annual Retainer") payable to a Non-Employee Director for service on the Board shall be payable solely by issuing to such Non-Employee Director a number of Shares having a Determination Value equal to 100% of such Annual Retainer (the "Retainer Shares"). As used herein, "Determination Value" shall mean the average of the reported closing prices per Share on the NYSE as reported for each of the five business days prior to the Company's regular annual meeting of stockholders each year. Each Non-Employee Director shall be entitled to elect either to: (i) receive a number of Non-Qualified Stock Options to purchase Shares issuable under this Plan equal to the product of the Retainer Shares multiplied by four and having the terms set forth in Sections 7(b) and (c) above (the "Retainer Options"), or (ii) defer receipt of all or a portion of the Retainer Shares into a "Deferred Stock Account" pursuant to the Company's Deferred Compensation Plan for Non-Employee Directors (the "Non-Employee Director Deferred Plan") in accordance with the terms thereof. The Retainer Shares and/or Retainer Options shall be issued or granted to a Non-Employee Director in accordance with the elections described above and made pursuant to this
   Section 7(e) and/or the Non-Employee Director Deferred Plan by such Non-Employee Director prior to the commencement of the service year for which services will be rendered to the Board; PROVIDED THAT, if no such election is made, all of the Retainer Shares shall be issued to such Non-Employee Director at the time or times as the Annual Retainer is customarily paid.

          (ii) ELECTIVE DEFERRAL OF SPECIAL RETAINER AND FEES. Pursuant to the terms of the Non-Employee Director Deferred Plan, each Non-Employee Director shall be entitled to defer receipt of all or a portion of the special retainer payable quarterly in cash to Non- Employee Directors who chair committees of the Board (the "Special Retainer") and the fees paid quarterly in cash to Non-Employee Directors for attendance at meetings of the Board or any committee thereof ("Fees" and together with the Retainer and the Special Retainer, "Director Compensation") into such Director's Deferred Stock Account in accordance with the election made pursuant to the Non-Employee Director Deferred Plan by such Non-Employee Director prior to the commencement of the service year for which services will be rendered to the Board; PROVIDED THAT, if no such election is made, all of the Special Retainer and Fees shall be paid in cash to such Non-Employee Director at the time or times as such forms of Director Compensation are customarily paid.

          (iii) ISSUANCE OF STOCK IN LIEU OF CASH. The Company shall not issue fractional shares hereunder. Whenever, under the terms of this
   Section 7(e), a fractional share would be required to be issued, an amount in lieu thereof shall be paid (or, in the event that a Non-Employee Director elects to defer receipt of any Director Compensation into the Non-Employee Director Deferred Plan, deferred) in cash for such fractional share based upon the same Determination Value as was utilized to determine the number of Shares to be issued on the relevant issue date.

     (f) AMENDMENTS TO SECTION 7. The provisions of this Section 7 may not be amended more often than once every six months other than to comply with changes in the Code or the rules and regulations promulgated under the Code.

SECTION 8.  AMENDMENT AND TERMINATION; ADJUSTMENTS.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

     (a) AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; PROVIDED, HOWEVER, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

          (i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

          (ii) would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

          (iii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) AMENDMENTS TO AWARDS. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided or in the Award Agreement.

     (c) CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9.  INCOME TAX WITHHOLDING; TAX BONUSES.

     (a) WITHHOLDING. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     (b) TAX BONUSES. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

SECTION 10.  GENERAL PROVISIONS.

     (a) NO RIGHTS TO AWARDS. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     (b) DELEGATION. The Committee may delegate to one or more officers of the Company or any Affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Eligible Persons who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act.

     (c) AWARD AGREEMENTS. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

     (d) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (e) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant or Non-Employee Director the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant or Non-Employee Director from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (f) GOVERNING LAW. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

     (g) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee (or, in the case of grants under

Section 7 of the Plan, the Board of Directors), such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee (or, in the case of grants under Section 7 of the Plan, the Board of Directors), materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     (h) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (i) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (j) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (k) OTHER BENEFITS. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

SECTION 11.  SECTION 16(b) COMPLIANCE.

     The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3.
If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

SECTION 12.  EFFECTIVE DATE OF THE PLAN.

     The Plan shall be effective as of March 22, 1996.

SECTION 13.  TERM OF THE PLAN.

     Awards shall only be granted under the Plan during a 10-year period beginning on the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.